Mutual Funds	|	Sector	|	8.1.2026
Rydex Funds Summary Prospectus

Class A and Class C
Ticker Symbol		Fund Name
Class A	Class C
RYTLX	RYCSX	Telecommunications Fund
Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting guggenheiminvestments.com/services/prospectuses-and-reports, calling 1-800-820-0888 or e-mailing services@guggenheiminvestments.com. The Fund’s Prospectus and SAI, both dated August 1, 2026, as revised from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.
SUMTMAC-0826x0827	guggenheiminvestments.com

Telecommunications Fund

INVESTMENT OBJECTIVE
The Telecommunications Fund (the “Fund”) seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A shares or Class C shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in certain funds in the Guggenheim Investments family of funds. This amount may vary depending on the Guggenheim Fund in which you invest. More information about these and other discounts is available from your financial professional and under the “Sales Charges” section on page 566 of the Prospectus, in Appendix A to the Prospectus — "Sales Charge Waivers and Discounts Available Through Intermediaries," and in the “Sales Charges, Reductions and Waivers” section beginning on page 102 of the Fund’s Statement of Additional Information (the “SAI”).

SHAREHOLDER FEES  (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial purchase price or current market value, whichever is less)	None	1.00%
ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.58%	0.58%
Total Annual Fund Operating Expenses	1.68%	2.43%
Fee Waiver (and/or expense reimbursement)[1]	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.63%	2.38%
1
The Advisor has contractually agreed, through August 1, 2027, to waive and/or reimburse the Fund’s expenses in an amount equal to an annual percentage rate of 0.05% of the Fund’s average daily net assets. The agreement shall automatically renew for one-year terms unless the Advisor provides written notice to the Fund of the termination of the agreement. The agreement may be terminated at any time by the Fund’s Board of Trustees and when the Advisor ceases to serve as such.
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$633	$975	$1,340	$2,364
Class C	$341	$753	$1,291	$2,763
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You would pay the following expenses if you did not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class C	$241	$753	$1,291	$2,763
PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Total Annual Fund Operating Expenses or the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 333% of the average value of its portfolio. The Fund’s portfolio turnover rate is calculated without regard to cash instruments and most derivatives. If such instruments were included, the Fund’s portfolio turnover rate might be significantly higher.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests substantially all (at least 80%) of its net assets in equity securities of Telecommunications Companies that are traded in the United States and in derivatives, which primarily consist of futures contracts and options on securities, futures contracts, and stock indices. The Advisor employs a proprietary quantitative and qualitative methodology to identify Telecommunications Companies in which to invest. The methodology utilizes screens based on price, liquidity, and tradability. The securities are then weighted using a proprietary modified capitalization weighting methodology. The portfolio may be further adjusted to comply with regulatory investment limitations or as determined appropriate by the Advisor.
The Fund may invest to a significant extent in the securities of Telecommunications Companies that have small to mid-sized capitalizations. Telecommunications Companies include traditional and wireless telephone services or equipment providers, Internet equipment and service providers, and fiber-optics. The Fund also may purchase American Depositary Receipts (“ADRs”) to gain exposure to foreign Telecommunications Companies and U.S. government securities.
Investments in derivative instruments, such as futures and options, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, satisfy margin or collateral requirements, or meet redemption requests.
In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. As of June 30, 2026, the Fund has significant exposure to the Communication Services Sector and Information Technology Sector, as each sector is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC. Also, as of June 30, 2026, the Fund’s investments are concentrated (i.e., more than 25% of its assets) in securities issued by companies in the Communications Equipment Industry, a separate industry within the Information Technology Sector, and Diversified Telecommunication Services Industry, a separate industry within the Communication Services Sector. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.
PRINCIPAL RISKS
The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money, including all or part of their investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any governmental agency. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund does not constitute a complete investment program. The Fund is subject to certain risks and the principal risks of investing in the Fund are summarized below in alphabetical order, and not in the order of importance or potential exposure. The relative significance of each
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principal risk summarized below may change over time and you should review each risk carefully because any one or more of these risks may result in losses to the Fund. Please see “More Information About the Trust and the Funds – Principal Risks” in the Fund’s Prospectus for a more detailed description of the risks of investing in the Fund.
Depositary Receipt Risk—The Fund may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in the Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of the Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when the U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.
Derivatives Risk—Derivatives and other instruments (collectively referred to in this paragraph as “derivatives”) pose risks in addition to and greater than those associated with investing directly in securities, currencies or other investments, including risks relating to leverage, market conditions and market risk, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation, operational and legal restrictions and risk. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of derivatives may result in leverage, which may cause the Fund to be more volatile and riskier than if it had not been leveraged. Changes in the value of a derivative also may create sudden margin delivery or settlement payment obligations for the Fund, which can materially affect the performance of the Fund, its liquidity, and other aspects of the Fund’s risk profile. If the Advisor is incorrect about its expectations of market conditions, the use of derivatives also could result in a loss, which in some cases may be unlimited. Certain risks are specific to the particular type of derivative instrument in which the Fund may invest. For example, some of the derivatives in which the Fund invests may be traded (and privately negotiated) in the over-the-counter (“OTC”) market. OTC derivatives are subject to heightened counterparty credit, legal, liquidity and valuation risks.
Futures Contracts Risk—Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts include imperfect correlation between the movements in the price of the instruments and the price of the underlying assets. In addition, there is a risk that the Fund may not be able to enter into a closing transaction because of an illiquid market. Exchanges can limit the number of futures positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s net asset value (“NAV”) per share. Futures also are subject to leverage and liquidity risks. The Fund may invest in standard futures contracts, e-mini futures contracts, and micro e-mini futures contracts depending on the investment exposure needs of the Fund. E-mini futures contracts and micro e-mini futures contracts are similar to standard futures contracts, except that they are electronically traded and e-mini futures contracts generally are one-fifth the size of standard futures contracts and micro e-mini futures contracts generally are one-tenth the size of e-mini futures contracts.
Options Risk—Options and options on futures contracts give the holder of the option the right, but not the obligation, to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. Options are subject to correlation risk because there may be an imperfect correlation between the options and the markets for underlying instruments that could cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Advisor’s ability to predict correctly future price fluctuations and the degree of correlation between the markets for options and the underlying instruments. Exchanges can limit the number of options positions that can be held or controlled by the Fund or the Advisor, thus limiting the ability to implement the Fund’s strategies. Options also are particularly subject to leverage risk and can be subject to liquidity risk.
Early Closing Risk—The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.
Equity Securities Risk—Equity securities include common stocks and other equity and equity-related securities (and securities convertible into stocks). The prices of equity securities generally fluctuate more than those of fixed-income investments, may rise or fall rapidly or unpredictably, and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally
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represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company’s debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.
Foreign Issuer Exposure Risk—The Fund may invest in securities of foreign companies directly or in financial instruments that are indirectly linked to the performance of foreign issuers, such as ADRs. The Fund’s exposure to foreign issuers and investments in foreign securities, if any, carry unique, additional and heightened risks when compared to U.S. securities, including, but not limited to: currency fluctuations; adverse political (including geopolitical), social and economic developments; trade restrictions (including tariffs) or other government restrictions by the U.S. or other governments; unreliable, untimely or less publicly available information; less government supervision; reporting, accounting, and auditing standards that are not comparable to those in the United States; less liquidity and more volatility; limited legal recourse; and higher transactional costs.
Industry Concentration Risk—The Fund expects to concentrate its investments in a limited number of issuers conducting business in the same industry or group of related industries. To the extent the Fund does so, the Fund is more vulnerable to adverse market, economic, regulatory, political or other developments affecting that industry or group of related industries than a fund that invests its assets more broadly. As of June 30, 2026, the Fund's investments are concentrated in securities issued by companies in the industries described below.
Communications Equipment Industry. As a result of the Fund's concentration in the Communications Equipment Industry, the Fund is subject to the risks associated with that Industry. The Communications Equipment Industry includes manufacturers of communication equipment and products, including LANs (Local Area Networks), WANs (Wide Area Networks), routers, telephone apparatus and modems, switchboards and exchanges, and fiber optic cables and coaxial cables used by the telecommunications industry. The Communications Equipment Industry also includes manufacturers of radio and television broadcasting equipment. The prices of the securities of companies in the Communications Equipment Industry may fluctuate widely due to competitive pressures, increased sensitivity to short product cycles and aggressive pricing, heavy expenses incurred for research and development of products or services that prove unsuccessful, problems related to bringing products to market, and rapid obsolescence of products. Legislative or regulatory changes and increased government supervision also may affect companies in the Communications Equipment Industry. The Communications Equipment Industry is a separate industry within the Information Technology Sector.
Diversified Telecommunication Services Industry. As a result of the Fund's concentration in the Diversified Telecommunication Services Industry, the Fund is subject to the risks associated with that Industry. The Diversified Telecommunication Services Industry includes providers of communications and high-density data transmission services, primarily through a high bandwidth/fiber-optic cable network, and operators and companies providing fixed-line telecommunications networks and other fixed-line telecommunications services. The prices of the securities of companies in the Diversified Telecommunication Services Industry may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets. Legislative or regulatory changes and increased government supervision also may affect companies in the Diversified Telecommunication Services Industry. The Diversified Telecommunication Services Industry is a separate industry within the Communication Services Sector.
Market Risk—The value of, or income generated by, the investments held by the Fund may fluctuate rapidly and unpredictably. These fluctuations may be frequent and significant. In addition, the Fund may incur losses as a result of various market and economic factors, such as those affecting (or perceived to affect) individual companies or issuers or particular industries, or from broader influences, such as general market conditions. In addition, responses to government actions or interventions (including, but not limited, to the threat or imposition of tariffs, trade restrictions, currency restrictions or similar actions) as well as developments related to economic, political (including geopolitical), social, public health, market, extreme weather, natural or man-made disasters or other conditions or events may cause volatility in financial markets and reduced liquidity in equity, credit and/or debt markets, which could adversely impact the Fund and its investments and their value and performance. Under such conditions, the Fund (or an underlying fund) may experience significant redemption activity by shareholders and could be forced to
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sell portfolio securities or other assets at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Certain securities may be difficult to value under such conditions. The Fund’s investments may perform poorly or underperform the general securities markets or other types of securities.
Mid-Capitalization Securities Risk—The Fund is subject to the risk that mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. In addition, mid-capitalization companies may have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than large capitalization companies. Mid-capitalization companies may also underperform the securities of small-capitalization companies because mid-capitalization companies are more mature and are subject to slower growth during economic expansion.
Non-Diversification Risk—The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer's securities could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.
Portfolio Turnover Risk—The Fund’s strategy may frequently involve buying and selling portfolio securities, which may lead to increased costs to the Fund. Portfolio turnover risk may cause the Fund’s performance to be less than you expect.
Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations (or amend regulations) and legislators pass new laws that affect the investments held by the Fund, the strategies used by the Fund and/or the level of regulation or taxation applicable to the Fund, its investments or service providers. These developments impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.
Sector Risk—To the extent the Fund’s holdings have significant exposure to one or more market sectors, the Fund may be especially sensitive to the developments affecting and risks of such market sectors. As of June 30, 2026, the Fund is subject to the Sector Risks described below.
Communication Services Sector Risk. The Fund's investments are exposed to issuers conducting business in the Communication Services Sector. The Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. It includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Communication Services Sector. The performance of companies operating in the Communication Services Sector has historically been closely tied to the performance of the overall economy and also is affected by economic growth, consumer confidence, attitudes and spending. Increased sensitivity to short product cycles and aggressive pricing, challenges in bringing products to market and changes in demographics and consumer tastes also can affect the demand for, and success of, communication services products and services in the marketplace.
Information Technology Sector Risk. The Fund's investments are exposed to issuers conducting business in the Information Technology Sector. The Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment (such as communications equipment, cellular phones, computers and peripherals), electronic equipment and related equipment and materials, and semiconductors and related equipment and materials. The Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the Information Technology Sector. Companies in the Information Technology Sector may be affected by limited product lines, market competition (both domestically and internationally), financial resources and/or personnel. The prices of the securities of companies operating in the Information Technology Sector are closely tied to increased sensitivity to short product cycles and product obsolescence, aggressive pricing, and problems with bringing products to market. Failure to introduce new products, develop and maintain a loyal customer base, or achieve
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general market acceptance for products could have a material adverse effect on a company’s business. In addition, companies in the Information Technology Sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.
Shareholder Trading Risk—The Fund may be used as a tool for certain investors that employ trading strategies involving frequent trading. Such trading strategies may lead to increased portfolio turnover in the Fund, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains.  Large movements of assets into and out of the Fund due to active or frequent trading also may adversely affect the Fund's ability to achieve its investment objective.
Small-Capitalization Securities Risk—The Fund is subject to the risk that small-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small-capitalization companies may be more speculative, volatile and less liquid than securities of larger companies. Small-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources and may be more vulnerable to adverse developments than mid- or large-capitalization companies.
Temporary Defensive Investment Risk—The Advisor generally does not attempt to take defensive positions in the Fund in declining markets. Therefore, the Fund may be subject to greater losses in a declining market than a fund that does take defensive positions in declining markets.
Trading Halt Risk—The Fund typically will hold futures contracts and short-term options. The major exchanges on which these contracts are traded, such as the Chicago Mercantile Exchange, have established limits on how much the trading price of a futures contract or option may decline over various time periods within a day, and may halt trading in a contract that exceeds such limits. If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, futures contracts or options. Such a trading halt near the time the Fund prices its shares may limit the Fund’s ability to fully invest its assets, which could adversely affect performance, and may prevent the Fund from achieving its investment objective.
PERFORMANCE INFORMATION
The bar chart below shows the performance of the Class C shares of the Fund from year to year. The variability of performance over time provides an indication of the risks of investing in the Fund. The table below shows the performance of the Class A shares and Class C shares of the Fund as an average over different periods of time in comparison to the performance of a broad-based securities market index intended to represent the overall market (S&P 500® Index) and an additional index (S&P 500® Telecommunication Services Index). The S&P 500® Telecommunication Services Index serves as an additional comparative index to provide shareholders a means to compare the Fund’s performance with that of an index the Advisor believes is representative of the Fund’s investment universe. The figures in the bar chart and table assume the reinvestment of dividends and capital gains distributions; however, the figures in the bar chart do not reflect sales charges. If the figures in the bar chart reflected sales charges, returns would be lower. The performance information below reflects applicable fee waivers and/or expense limitations in effect during the periods shown. Of course, this past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 1-800-820-0888.
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The performance information shown below for Class C shares is based on a calendar year.

During the periods shown in the chart above:	Quarter Ended	Return
Year-to-Date (not reflected in chart above)	June 30, 2026	26.51%
Highest Quarter	September 30, 2024	16.48%
Lowest Quarter	June 30, 2022	-13.68%
AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2025)
After-tax returns shown in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class C shares only. After-tax returns for Class A shares will vary. The returns shown below reflect applicable sales charges, if any.
	1 Year	5 Years	10 Years
Class C
Return Before Taxes	30.03%	4.82%	5.89%
Return After Taxes on Distributions	29.41%	4.31%	4.99%
Return After Taxes on Distributions and Sale of Fund Shares	17.77%	3.48%	4.22%
Class A—Before Taxes	25.78%	4.59%	6.18%
Indexes
S&P 500® Index[1] (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
S&P 500® Telecommunication Services Index[2] (reflects no deduction for fees, expenses or taxes)	2.17%	-0.96%	-0.03%
1
The S&P 500® Index is a broad-based index that includes 500 leading companies and covers approximately 80% of available market capitalization. The Index is widely regarded as the best single gauge of large-cap U.S. equities.
2
The S&P 500® Telecommunication Services Index is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) Communication Services Sector and Information Technology Sector. The GICS® Communication Services Sector includes companies that facilitate communication and offer related content and information through various mediums. The GICS® Communication Services Sector also includes telecom and media & entertainment companies, including producers of interactive gaming products and companies engaged in content and information creation or distribution through proprietary platforms. The GICS® Information Technology Sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors.
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INVESTMENT ADVISOR
Security Investors, LLC, which operates under the name Guggenheim Investments, serves as the investment adviser of the Fund.
PORTFOLIO MANAGERS
•
Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager. Mr. Byrum has been associated with the Advisor since 1993.
•
Adrian Bachman, CFA, Director and Portfolio Manager. Mr. Bachman has most recently been associated with the Advisor since 2014. Mr. Bachman also was associated with the Advisor for an eleven-year period prior to 2008.
•
Brendan Cain, CFA, Vice President and Portfolio Manager. Mr. Cain has been associated with the Advisor since 2006.
•
Spencer Crane, CFA, Vice President and Portfolio Manager. Mr. Crane has been associated with the Advisor since 2012.
•
Scott Miller, Vice President and Portfolio Manager. Mr. Miller has been associated with the Advisor since 2008.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment amounts and minimum account balance requirements for Class A or Class C accounts held through a third party (e.g., a brokerage account) are typically:
•
$1,000 for retirement accounts
•
$2,500 for all other accounts
Class A and Class C accounts opened through a financial intermediary (non-direct) will be subject to your financial intermediary’s minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.
Class A and Class C accounts held directly at Guggenheim Investments (other than those that are managed by financial professionals) are subject to a minimum initial investment and account balance of $5,000. Class A and Class C direct accounts managed by financial professionals are not subject to minimum initial investment and minimum account balance requirements.
There are no minimum amount requirements for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House (“ACH”).
The Fund reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.
The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any day that the New York Stock Exchange (the “NYSE”) is open for business (a “Business Day”). You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Guggenheim Investments directly. The Fund also offers you the option to send redemption orders to Guggenheim Investments by mail, fax or telephone.
TAX INFORMATION
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination thereof), unless your investment is in an individual retirement account or other tax-advantaged retirement account. Investments through a tax-advantaged retirement account may be subject to taxation upon withdrawal.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.
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